 CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

In connection with the Annual Report of Dstage.com Inc, a Delaware corporation (the "Company"), on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Robert P. Atwell, Chief Executive Officer of the Company, certify, pursuant to 906 of the
Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Robert P. Atwell
Robert P. Atwell
Chief Executive Officer
April 14, 2004

 CERTIFICATION PURSUANT TO SECTION 906

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF FINANCIAL OFFICER

In connection with the Annual Report of Dstage.com Inc., a Delaware corporation (the "Company"), on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Albert Golusin, Chief Financial Officer of the Company, certify, pursuant to 906 of the
Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Albert Golusin
Albert Golusin
Chief Financial Officer
April 14, 2004